Exhibit 99.26

B M CHATRATH & CO LLP	REGD. OFFICE : CENTRE POINT, 4th FLOOR, Suite No. 440
(FORMERLY B M CHATRATH & CO.)	21, HEMANTA BASU SARANI, KOLKATA - 700 001
CHARTERED ACCOUNTANTS	TEL : 2248-4575/4667/6810/6798, 2210-1385, 2248-9934
LLPIN : AAJ-0682	E-mail: bmccal@bmchatrath.in
website : www.bmchatrath.com

Report on Review of Interim Financial Information

To,

The Board of Directors,

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

Introduction

We have reviewed the accompanying condensed balance sheet of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED (“the Company”) as of October 31, 2022 and the related condensed statements of profit & loss for the seven-month period then ended. Management is responsible for the preparation and presentation of this interim financial information in accordance with the Accounting Principles generally accepted in India including the Accounting Standard 25 specified under Section 133 of the Act read with Rule 7 of the Companies (Accounts) Rules, 2014 (as Amended). Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of Review

We conducted our review in accordance with Standard on Review Engagements (SRE) 2410, “Review of Interim Financial Information Performed by the Independent Auditor of the Entity”. A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the accompanying interim financial information is not prepared, in all material respects, in accordance with the Accounting Principles generally accepted in India including the Accounting Standard 25 specified under Section 133 of the Act read with Rule 7 of the Companies (Accounts) Rules, 2014 (as Amended).

Restriction on Use and Distribution

The specified financial statements have been prepared for purposes of providing information to the Company to enable it to prepare the group financial statements. As a result, the specified financials are not a complete set of financial statements of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED in accordance with Accounting Principles generally accepted in India including the Accounting Standard 25 specified under Section 133 of the Act read with Rule 7 of the Companies (Accounts) Rules, 2014 (as Amended) and are not intended to present fairly, in all material respects of the financial position of the Company as of October 31st 2022 and of its financial performance, for the seven months period then ended in accordance with Accounting Principles generally accepted in India including the Accounting Standard 25 specified under Section 133 of the Act read with Rule 7 of the Companies (Accounts) Rules, 2014 (as Amended). The specified financials may, therefore, not be suitable for another purpose.

For B M Chatrath & Co LLP
Chartered Accountants
FRN: 301011E/E300025

/s/ Priya Agarwal
Priya Agarwal
Partner
Membership Number 303874
Place: Kolkata	UDIN: 23303874BGTXCA4576
Date: 6th February 2023

NOIDA:- D-26, 2nd Floor, Sector - 3, Noida - 201301 (Uttar Pradesh), Ph No. - 0120-4593360, 0120-4593361

DELHI:- Flat No. - 10, 45 Friends Colony East, New Delhi 110065

MUMBAI:- 104, Building No. B69. Nitin Shanti Nagar CHSL, Shanti Nagar, Sector -1, Mira Road East. Dist. - Thane, Mumbai - 401107

HYDERABAD:- Mangalgiri Vinaygar Apartments, Flat No. - 202, 8-2-616/3/E/2, Road No - 10, Banjara Hills, Pin : 500034

JAIPUR:- B-269, Janta Colony, Jaipur-302004, Ph : 0141-2601727

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CONDENSED BALANCE SHEET AS AT 31ST OCT 2022

			Oct 2022 : Average Ex Rate : 78.2378		Mar 2022 : Average Ex Rate : 73.9245
	Note No.	As at 31st Oct, 2022 Amount (Rs. In Lacs)	As at 31st Oct, 2022 Amount (in $k)	As at 31st Mar, 2022 Amount (Rs. In Lacs)	As at 31st Mar, 2022 Amount (in $k)
I. EQUITY AND LIABILITIES
1. Shareholders’ Funds
(a) Share Capital	2	130.86	167.26	130.86	177.02
(b) Reserves and Surplus	3	1,498.30	1,915.07	1,239.17	1,676.27
		1,629.17	2,082.33	1,370.03	1,853.29

2. Non-Current Liabilities
(a) Long- Term Borrowings	4	7.80	9.97	12.31	16.65
(b) Long-Term Provisions	5	369.57	472.37	221.40	299.50
		377.37	482.34	233.71	316.15

3. Current Liabilities
(a) Short-Term Borrowings	6	7.79	9.96	8.60	11.64
(b) Trade Payables	7	9,607.41	12,279.75	8,743.51	11,827.60
(c) Other Current Liabilities	8	100.64	128.64	111.42	150.72
(d) Short-Term Provisions	9	172.40	220.35	332.65	449.99
		9,888.24	12,638.70	9,196.18	12,439.95

		1 1,894.77	15,203.37	10,799.92	14,609.39
II. ASSETS
1. Non-Current Assets
(a) Property, Plant & Equipment & Intangible Assets
(i) Property, Plant & Equipment	10	81.11	103.67	54.79	74.12
(ii) Intangible Assets		-		-	-
(iii) Capital Work in Progress		-		-	-
		81.11	103.67	54.79	74.12
(c) Deferred Tax Assets (net)		39.88	50.97	43.12	58.33
(d) Long-Term Loans and Advances	11	261.28	333.96	305.12	412.74
		301.16	384.93	348.24	471.07

2. Current Assets
(a) Trade Receivables	12	8,919.55	11,400.57	8,696.56	11,764.12
(b) Cash and Cash Equivalents	13	1,803.60	2,305.28	1,005.12	1,359.66
(c) Short-Term Loans and Advances	14	33.72	43.10	21.77	29.44
(d) Other Current Asset	15	755.62	965.81	673.44	910.98
		11,512.50	14,714.76	10,396.89	14,064.20
		1 1,894.77	15,203.37	10,799.92	14,609.39
Significant Accounting Policies	1

The accompaying notes are an integral part of the financial statements.

In terms of our report attached

For B M CHATRATH & Co LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED
Chartered Accountants
Firm Registration No. 301011E/E300025	/s/ Sanjeev Ranjan Ambasta
Sanjeev Ranjan Ambasta - General Manager Finance
/s/ Priya Agarwal
Priya Agarwal
Partner
Membership No. - 303874
Place: KOLKATA
Date: 06-02-2023

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CONDENSED STATEMENT OF PROFIT AND LOSS FOR THE SEVEN MONTHS PERIOD ENDED 31ST OCT 2022

			Oct 2022 : Average Ex Rate: 78.2378		Oct 2021 : Average Ex Rate : 73.9245
		For the Seven mouths period ended 31st Oct. 2022	For the Seven months period ended 31st Oct, 2022	For the Seven months period ended 31st Oct, 2021	For the Seven months period ended 31st Oct, 2021
	Note No.	Amount (Rs. In Lacs)	Amount (in $k)	Amount (Rs. In Lacs)	Amount (in $k)
I. INCOME
(a) Revenue from Operations (Gross)	16	21,877 62	27,962.98	30,916 22	41,821 31
(b) Other Income	17	118.15	151.01	3.62	4.90
Total Income		21,995.77	28,114.00	30,919.84	41,826.24

II. EXPENSES
(a) Operating Expenses	18	20,188.21	25,803.66	29.313.33	39,653.06
(b) Employee Benefits Expense	19	1,102.33	1,408.95	1,012.15	1,369.16
(c) Finance Cost	20	0.83	1.07	1.08	1.46
(d) Depreciation and Amortisation Expense	21	21.10	26.97	12.22	16.53
(e) Other Expenses	22	329.91	421.68	234.38	317.00
Total Expenses		21,642.39	27,662.32	30,573.16	41,357.27

III. Profit Before Exceptional and Extraordinary Items and Tax (I-II)		353.38	451.68	346.68	468.97
Exceptional Items					-

IV. Profit Before Extraordinary Items and Tax		353.38	451.68	346.68	468.97
Extraordinary Items		-		-	-

V. Profit Before Tax		353.38	451.68	346.68	468.97

VI. Tax Expense:
(a) Current fax	23	91.00	116.31	88.75	120.05
(b) Deferred Tax Expense / (Income)	24	3.25	4.15	-	-
		94.25	120.46	88.75	120.05
		259.14	331.22	257.93	348.91
VII. Profit After Taxation (V-VI)
Basic and diluted Earning per Share (in Rs.)	25	19.80	0.25	19.71	0.26

Significant Accounting Policies	1

The accompaying notes are an integral part of the financial statements.

In terms of our report attached

For B M CHATRATH & Co LLP	For UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED
Chartered Accountants
Firm Registration no: 301011E/E300025	/s/ Sanjeev Ranjan Ambasta
Sanjeev Ranjan Ambasta - General Manager Finance
/s/ Priya Agarwal
Priya Agarwal
Partner
Membership No - 303874
Place: KOLKATA
Date: 06-02-2023

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CONDENSED NOTES TO FINANCIAL STATEMENTS AS AT 31ST OCT, 2022

Notes:-

1.	The Condensed Financial Statements of UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED have been prepared in conformity with Generally Accepted Accounting Principles, to comply in all material respects with the Accounting Standards notified by the Companies (Accounting Standards) Rules, 2015 (as amended) and the relevant provisions of the Companies Act, 2013. The Financial Statements have been prepared under the historical cost convention and on Accrual Basis. The accounting policies have been constantly applied by the Company and are consistent with those used in the previous years.

2.	Previous period figures have been regrouped and re-arranged whenever necessary to conform with the classification for adopting in this financial results.

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CONDENSED NOTES TO FINANCIAL STATEMENTS AS AT 31ST OCT, 2022

Note - 2: Share Capital

			Oct 2022 : Average Ex Rate: 78.2378			Mar 2022 : Average Rate: 73.9245
	As at 31st Oct, 2022			As at 31st March, 2022
Particulars	Number of shares	Amount (Rs in Lacs)	Amount (in $K)	Number of shares	Amount (Rs in Lacs)	Amount (in $K)
A. Authorised Capital
2000000 Equity Shares of Rs. 10/- each	2000000	200.00	255.63	2000000	200.00	270.55

II. Issued, Subscribed and Paid up Capital Opening Balance at the beginning of the year	1308631	130.86	167.26	1308631	130.86	177.02
Add. Addition during the year	-	0.00	0.00	-	0.00	0.00
Closing Balance (1308631 number of Equity Shares @ Rs 10/-each)	1308631	130.86	167.26	1308631	130.86	177.02
Total	1308631	130.86	167.26	1308631	130.86	177.02

2 (a) The Company has one class of Shares having par value of Rs 10/- each. Each Equity Shareholder is eligible for 1 vote per share held. In the event of liquidation the equity shareholders are eligible to receive the remaining assets of the Company

2 (b) Reconciliation of Shares Outstanding:

	As at 31st Oct, 2022			As at 31st March, 2022
Particulars	Number of shares	Amount (Rs in Lacs)	Amount (in USD)	Number of shares	Amount (Rs in Lacs)	Amount (in USD)
Equity Shares outstanding at the beginning of the Period
Equity Shares application received during the period	1308631	130.86	16.73	1308631	130.86	17.70
Equity Shires allotted during the period
Equity Shares outstanding at the end of the Period	1308631	130.86	16.73	1308631	130.86	17.71

2 (c) Equity Shares held by the Holding Company, the detail is given below:

	As at 31st Oct, 2022		As at 31st March, 2022
Particulars	Number of shares	Percentage (%)	Number of shares	Percentage (%)	Percentage (%)
Unique Logistics Holdings Limited	850261	65	850261	65	65

2 (d) Disclosure of Shareholders holding more than 5 percent share in the Company:

	As at 31st Oct, 2022		As at 31st March, 2022
Particulars	Number of shares	Percentage (%)	Number of shares	Percentage (%)	Percentage (%)
Unique Logistics Holdings Limited	850261	65	850261	65	65
Frangipani Trade Services, INC., USA	458370	35	458370	35	35

2 (e) Equity Shares held by the Promoters. The detail is given below:

	As at 31st Oct, 2022		As at 31st March, 2022
Particulars	Number of shares	Percentage (%)	Number of shares	Percentage (%)	Percentage (%)
Unique Logistics Holdings Limited	8,50,261	65	8,50,261	65	65
Frangipani Trade Services, INC., USA	4,58,370	35	4,58,370	35	35

2 (f) No Shares have been reserved for issue under Option and Contracts/Commitments for the sale of shares/Disinvestment as at the Balance Sheet date.

2 (g) No Shares have been allotted by way of Bonus share or pursuant to contracts or has been bought back by the Company during the period of five years preceding the date at which the

2(h) No convertible securities have been issued by the Company during the year

2 (i) No calls are unpaid by any Director, an Officer of the Company during the year

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CONDENSED NOTES TO FINANCIAL STATEMENTS AS AT 31ST OCT, 2022

Note - 3: Reserves and Surplus

		Oct 2022 : Average Ex Rate: 78.2378		Mar 2022 : Average Ex Rate: 73.9245
Particulars	As at 31st Oct, 2022 Amount (Rs in lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in lacs)	At at 31st March, 2022 Amount (in $K)
(a) Securities Premium Reserve
Balance Brought Forward	81.83	104.59	81.83	110.70
Add During the year on issue of shares	-		-
Closing Balance	81.83	104.59	81.83	110.70

(b) Surplus in the Statement of Profit and Loss
Opening Balance as per Statement	1,157.34	1,479.26	690.35	933.85
Add Adjustment of retained earning	0.00	0.00	0.00	0.00
Add Profit / (Loss) during the year	259.14	331.22	466.99	631.72
Closing Balance	1,416.48	1,810.48	1,157.34	1,565.57
Total (a+b)	1,498.31	1.915.07	1,239.17	1,676.27

Note - 4: Long Term Borrowings

Particulars	As at 31st Oct, 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March. 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
Secured Loan
HDFC Bank Car Loan - Secured against Hypothecation of Car, repayable in 3 years from date of purchase	7.80	9 97	12.31	16.65

Total	7.80	9.97	12.31	16.65

Note - 5: Long-Term Provisions

Particulars	As at 31sl Del. 2022 Amount (Rs in Lacs)	As at 31st Del, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
Provision for Employee Benefits:
Gratuity	105.42	134.74	108 04	146.14
		0.00		0.00
Other Provision:		0.00		0.00
Taxation	264.15	337.63	113 37	153.35

Total	369.57	472.37	221.40	299.50

Note - 6: Short Term Borrowings

Particulars	As at 31st Oct, 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
Current Matuirty Of Car Loan
HDFC Bank Car Loan - Secured against Hypothecation of Car, repayable in 3 years from date of purchase	7.79	9.96	860	11.64
Total	7.79	9.96	8.60	11.64

Note - 7: Trade Payables

Particulars	As at 31st Del. 2022 Amount (Rs in Lacs)	As at 31st Del. 2022 Amount (in $K)	As at 31st March. 2022 Amount (Rs in Lacs)	As at 31st March. 2022 Amount (in $K)
Dues to Micro, Medium and Small Enterprises Trade Payables ( Not being covered under Micro, Small & Medium Enterprises Development Act, 2006 ):
- Related Parties	2,478.17	3,167.48	1,363.00	1.813.77
- Others	7,129 24	9,112 27	7,380.49	9,983 83
Total	9,607.41	12,279.75	8,743.49	11,827.60

In absence of any specific information available with the Company from suppliers regarding their status under the Micro Small and Medium Enterprise Development Act, 2006, no disclosure have been considered necessary in this regard as at

Note - 8: Other Current Liabilities

Particulars	As at 31st Oct. 2022 Amount (Rs in Lacs)	As at 31st Oct. 2022 Amount (in $K)	As at 31st March. 2022 Amount (Rs in Lacs)	As at 31st March. 2022 Amount (in $K)
Statutory Liabilities
TDS Payable	26.85	34.31	68.80	93.06
P.F. Payable (Employer’s contribution)	6.35	8.12	5.60	7.57
P.F. Payable (Employees contribution )	6.00	8.82	6.95	9.40
ESI Payable	0.16	0.21	0.28	0.38
Professional Fax Payable	0.62	0.79	0.15	0.21
GST Payable	54.98	70.28	24.94	33.74

Outstanding Liability		0.00		0.00
Audit Fees	4.78	6.11	4.71	6.37

Total	100.64	128.61	111.42	150.72

Note - 9: Short-Term Provisions

Particulars	At at 31st Oct. 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March. 2022 Amount (in $K)
Provision for Income TaX:
Provision for Income Tax Current year	91.00	116.31	150.79	203.98
Provision for Employee Benefits:		0.00		0.00
Gratuity	17.16	21.93	11.66	15.78
Leave Encashment	14.96	19.13	20.54	27.79
Bonus & Ex-Gratia	37.01	47.31	48.49	65.59
LTA	1.06	1.35	4.59	6.20
Salaries	2.42	3.09	84.86	114.79
Medical Reimbursement	0.40	0.62	5.37	7.27
Other Provision:		0.00		0.00
Others	8.31	10.62	6.35	8.59
Total	172.40	220.35	332.65	449.99

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

CONDENSED NOTES TO FINANCIAL STATEMENTS AS AT 31ST

Note - 11: Long-Term Loans and Advances

	Oct 2022 : Average Ex Rate : 78.2378		Mar 2022 : Average Ex Rate : 73.9245
Particulars	As at 31st Oct, 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
Unsecured considered Good
Security Deposit	66.79	85.36	54.63	73.90
TDS Receivable	194.50	248.60	250.49	338.84
Total	261.28	333.96	305.12	412.74

Note - 12: Trade receivables

Particulars	As at 31st Oct. 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in l.acs)	As at 31st March, 2022 Amount (in $K)
Trade Receivables
Unsecured Considered Good	8,919.55	11,400.57	8,696 56	11,764.12
Unsecured Considered Doubtful	19.96	25.51	12.96	17.53
Less Provision for Doubtful Debts	19.96	25.51	12.96	17.53

Total	8,919.55	11,400.57	8,722.48	11,764.12

Note - 13: Cash and Cash Equivalents

Particulars	As at 31st Oct, 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
Cash in hand	0.32	0.40	0.51	0.69
Balances with Banks in Current Accounts	198.29	253.44	849 61	1,149.29
Fixed Deposit with HSBC Bank	1,605.00	2,051.44	155.00	209.67
Total	1,803.60	2,305.28	1005.12	1,359.66

Note - 14: Short-Term Loans and Advances

Particulars	As at 31st Oct, 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
(Unsecured, Considered Good)		0		0
Prepaid Expenses	27.00	34.51	11.83	16.00
Staff Advance	6.72	8.59	9.93	13.44
Total	33.72	43.10	21.77	29.44

Note - 15: Other Current Asset

Particulars	As at 31st Oct, 2022 Amount (Rs in Lacs)	As at 31st Oct, 2022 Amount (in $K)	As at 31st March, 2022 Amount (Rs in Lacs)	As at 31st March, 2022 Amount (in $K)
(Unsecured, Considered Good)
GST Receivable	44 32	56.65	57.44	77.70
Accrued Interest on Fixed Deposit	10.66	13.63	241	3.26
TDS Receivable - Current	700.64	895.53	593.25	802.50
Advance Paid to Suppliers	0.00	0.00	20.35	27.52
Total	755.62	965.81	673.44	910.98

UNIQUE LOGISTICS INTERNATIONAL (INDIA) PRIVATE LIMITED

NOTES IO FINANCIAL STATEMENTS AS AT 31ST OCT, 2022

Note - 16: Revenue from Operations

		Oct 2022 : Average Ex Rate : 78.2378		Oct 2021 : Average Rate : 73.9245
Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in Lacs)	For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven months period ended 31st Oct, 2021 Amount (Rs in Lacs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)
Services
Logistic Services provided to customer	21,877.62	27,962.98	30,916 22	41,821.34
Total	21,877.62	27,962.98	30,916.22	41,821.34

Note - 17: Other Income

Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in Lacs)	For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven months period ended 31st Oct, 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)
Interest Income
Interest on Income Tax Refund	-		-	-
Bank Interest Income	17 57	22.46	0.02	0.03
Other Non-Operating Income		0.00		0.00
Other Income	0.15	0.19	2.87	3.88
Foreign Exchange Difference ( Net )	100.43	128.36	0.73	0.99
Total	118.15	151.01	3.62	4.90

Note - 18: Operational Expenses

Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in Lacs)	For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven mouths period ended 31st Oct, 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)

Direct Expenses	20,188.21	25,803.66	29,313.33	39,653.06
Total	20,188.21	25,803.66	29.313.33	39,653.06

Note - 19: Employee Benefits Expense

Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven months period ended 31st Oct, 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)
Salaries & Wages	945.85	1208 95	856.67	1,158 85
Contribution to Gratuity. Bonus & Ex-Gralia	48.10	61.48	49.09	66.41
Contribution to Provident Fund & ESI	93.29	119.24	96.33	130.31
Staff Welfare Expenses	15.09	19 29	10 05	13 60
Total	1,102.33	1,408.95	1,012.15	1,369.16

Note - 20: Finance Cost

Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in l.acs)	For the seven mouths period ended 31st Oct, 2022 Amount (in $K)	For the seven mouths period ended 31st Oct, 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)
Interest on HSBC Bank Over Draft	-	0	0.74	1.00
Interest A/C-Company Car loan	0.83	1.07	0.34	0.47
Total	0.83	1.07	1.08	1.46

Note - 21: Depreciation & Amortisation Expense

Particulars	For the seven months period ended 31st Oct. 2022 Amount (Rs in Lacs)	For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven months period ended 31st Oct, 2021 Amount (Rs in l.acs)	For the seven mouths period ended 31st Oct, 2021 Amount (in $K)
Depreciation for the year	21.10	26.97	12.22	16 53
Total	21.10	26.97	12.22	16.53

Note - 22: Other Expenses

Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in l.acs)		For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven months period ended 31st Oct. 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct. 2021 Amount (in $K)
Advertising	0.36		0.46	0.00	0.00
Audit fees	2.76		3.53	2.81	3.80
Bank Charges	19 47		24.89	7.83	10.60
Provision for Bad and Doubtful debts	7.00		8.95	7.00	9.47
Brokerage and Commission	2.78		3.55	0.00	0.00
Asset Written off	0.00		0.00	0.00	0.00
Business Promotion	6.75		8.63	0.97	1 31
Conference Expenses	4.33		5.53	0.00	0.00
Car Hire Charges	1.73		2.21	0.77	1.04
Car Maintenance	0.99		1.26	0.84	1.13
Cleaning	7.13		9.12	6.28	8.50
Consultancy	8.10		10.35	4.14	5.61
Conveyance	7.47		9.54	7.32	9.91
Courier	4.72		6.03	2.98	4.03
Subscriptions	4.93		6.31	3.86	5.22
Donation	0.05		0.06	0.00	0.00
Electricity	20.56		26.27	16.03	21.69
Entertainment	0 52		0.66	0.76	1.02
Employee fuel Expenses Reimbursement	22.19		28.36	18.54	25.08
Foreign Exchange Difference ( Net )	0.00		0.00	0.00	0.00
Insurance	1.19		1.52	1.03	1.40
Insurance Overseas	6.30		8.05	3.72	5.03
Penally	0.00		0.00	0.00	0.00
Legal & professional fees	6.60		8.44	4.73	6.40
Office Expenses	3.45		4.41	3.08	4.17
Printing & Stationary	12.75		16.29	10.77	14.57
Professional Tax (Company)	0.10		0.13	0 26	0.36
Rent	110.24		140.91	92.26	124.81.
Repairs & Maintenance - Computer Maintenance	8.45		10.80	7.78	10.52
Repairs & Maintenance - Others	25.70		32.85	19.17	25.94
Integrated GST Expenses	0.11		0.14	0.00	0.00
Central GST Expenses	3.01		3.85	0.00	0.00
State GST Expenses	0 18		0 23	0.00	0.00
Taxes / Licenses	0.17		0.22	0.19	0.25
Telephone and Internet	10.80	‘	13.81	8.82	11.93
Training	0.00		0.00	0.00	0.00
Travelling Expenses	12.72		16 26	2.33	3.15
Misc. Expenses	0.35		0.45	0.04	0.05
Manpower Supply service	0.00		0.00	0.00	0.00
Interest & Penaltv-GST	5.96		7.62	0.07	0.09
Total	329.91		421.68	234.38	317.06

Note - 23: Current Tax

Particulars	For the seven months period ended 31st Oct, 2022 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2022 Amount (in $K)	For the seven months period ended 31st Oct, 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)

Provision for Taxation	91.00	116.31	88.75	120.05
Total	91.00	116.31	88.75	120.05

Note - 24: Deferred Tax Expense / (Income)

Particulars	For the seven months period ended 31st Oct. 2022 Amount (Rs in l.acs)	For the seven months period ended 31st Oct. 2022 Amount (in $K)	For the seven months period ended 31st Oct. 2021 Amount (Rs in l.acs)	For the seven months period ended 31st Oct, 2021 Amount (in $K)
Deferred Tax Expense/ (Income)	3.25	4.15	-	-
Total	3.25	4.15	-	-

Note - 25: Earning Per Share

	For the seven months period ended 31st Oct, 2022	For the seven months period ended 31st Oct, 2022	For the seven months period ended 31st Oct, 2021	For the seven months period ended 31st Oct, 2021
Particulars	Amount (Rs in l.acs)	Amount (in $K)	Amount (Rs in Lacs)	Amount (in $K)
Basic
(i) Weighted average number of Equity Shares of Rs. 10 each outstanding during the period	13,08,631	13,08,631	13,08.631	13,08,631
(ii) Net Profit/(Loss) for the year	259.14	331.22	257.93	348 91
(iii) Basic Earnings per Share [(ii)/(i)] (in Rs.)	19.80	0.25	19.71	0.26

(On the letter head of the auditor)

RECONCILIATION OF FINANCIAL STATEMENTS TO US GAAP

To: Unique Logistics International Inc.

Re: Unique Logistics International (INDIA) Pvt. Ltd. Reconciliation of Financial Statements to United States Generally Accepted Accounting Principles

We have audited the Financial Statements of Unique Logistics International (INDIA) Pvt. Ltd., as of October 31, 2022, which comprise the Balance Sheet as at October 31, 2022, the Statement of Profit and Loss, including the Statement of other comprehensive income, the Cash Flow Statement and notes to the financial statements, including a summary of significant accounting policies and other explanatory information.

The below mentioned reconciliation statement of the Indian GAAP financial statements to United States generally accepted accounting principles (U.S. GAAP) as at 31st October, 2022, has been prepared following the same accounting policies and methods of computation as the reconciliation of the consolidated financial statements to U.S. GAAP for the period ended October 31, 2022. The disclosures provided below are incremental to those included with the financial statements and the reconciliation of those financial statements to U.S. GAAP.

The significant differences between Indian generally accepted accounting principles (IGAAP) as they apply to Unique Logistics are as follows:

1.	As per ASC 606, the core principle is that a vendor should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the vendor expects to be entitled in exchange for those goods or services. The revenue recognition is on the basis of allocation of the transaction price over the performance obligation and fulfillment of performance obligation.

As per Indian GAAP revenue recognition criteria depend on the category of revenue transaction. In general criteria includes no significant uncertainty exists regarding the amount of the consideration that will be derived from the sale of goods/rendering of services.

The reporting entity (Unique Logistics International (India) Pvt. Ltd.) broadly recognize revenue which is in principal similar to US GAAP revenue recognition criteria. The revenue is recognized on the basis of performance obligation as defined in the service contract.

2.	As per ASC 842 there is a requirement that lessee to record operating leases on the balance sheet. As a result, lease liability will be recorded at the present value of future lease obligations and Right of Use (ROU) asset, which represents lease right to use the underlying asset, are recorded at commencement date. Rental charges for operating leases shall be straight lined over the period of the agreement considering the escalation prices and the net activity in lease liability and ROU asset is essentially rent equalization reserve and same shall be created for USD 16,541 as on 31st October 2022.

3.	ASC 830 states that, a reporting entity must use a “functional-currency approach” in which all transactions are first measured in the currency of the primary economic environment in which the reporting entity operates (i.e., the functional currency) and then translated into the reporting currency. Statement of Profit and Loss has been translated from Indian Rupees (INR) to United States Dollar (USD) using average rate of 1USD = INR 78.238. Balance Sheet has been translated from Indian Rupees (INR) to United States Dollar (USD) using closing rate of 1USD = INR 82.393. Impact of Increase (Decrease) in financial position due to creation of rent equalization reserve has been translated using average rate.

The application of U.S. GAAP would have the following effect on the financial statements:

	Period up to October 31,2022
Particulars	INR	USD
Revenue from Operations	2,18,77,62,413	2,79,62,971
Cost of Revenue	2,01,88,21,476	2,58,03,645
Operating Expenses:
Depreciation and amortization	21,09,785	26,966
Employee benefit expense	11,02,33,246	14,08,951
Other Expense	3,29,91,000	4,21,676
Total Operating expenses	14,53,34,031	18,57,593
Income from operations	2,36,06,906	3,01,733
Other (Income) Expenses:
Interest Expenses	83,000	1,061
Other Income	1,18,14,888	1,51,012
Total Other(Income) Expenses	1,17,31,888	1,49,952
Income (loss) before income taxes	3,53,38,794	4,51,684
Tax expense (benefit)	94,25,000	1,20,466
Net income (loss) for the period, as reported	2,59,13,794	3,31,218
Adjustments:
Rent equalisation reserve	12,94,148	16,541
Net income – U.S. GAAP	2,46,19,646	3,14,677
Foreign Currency Translation Reserve	0	0
Comprehensive income – U.S. GAAP	2,46,19,646	3,14,677

*Financial statements have been translated from Indian Rupees (INR) to United States Dollar (USD) using average rate of 1USD = INR 78.238 for Income Statement.

As at October 31, 2022	As Reported		Increase (Decrease)		US GAAP
	INR	USD	INR	USD	INR	USD
Asset
Current Assets:
Cash and cash equivalents	18,03,60,403	21,89,015	-	-	18,03,60,403	21,89,015
Accounts receivable, net	89,19,55,452	1,08,25,569	-	-	89,19,55,452	1,08,25,569
Prepayments and other current assets	7,89,34,988	9,58,026	-	-	7,89,34,988	9,58,026
Total current assets	1,15,12,50,843	1,39,72,610	-	-	1,15,12,50,843	1,39,72,610
Property and equipment, net	81,10,998	98,442	-	-	81,10,998	98,442
Intangible assets, net	-	-	-	-	-	-
Other long term assets	2,61,28,380	3,17,117	83,09,981	1,00,857	3,44,38,361	4,17,975
Deferred Tax Asset	39,88,197	48,404	-	-	39,88,197	48,404
Total Assets	1,18,94,78,418	1,44,36,574	83,09,981	1,00,857	1,19,77,88,399	1,45,37,431
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	96,07,40,659	1,16,60,408	-	-	96,07,40,659	1,16,60,408
Accrued expenses and other liabilities	2,80,83,365	3,40,845	-	-	2,80,83,365	3,40,845
Total current liabilities	98,88,24,024	1,20,01,253	-	-	98,88,24,024	1,20,01,253
Other long-term liabilities	3,77,37,128	4,58,012	96,04,129	1,16,564	4,73,41,257	5,74,576
Total liabilities	1,02,65,61,152	1,24,59,264	96,04,129	1,16,564	1,03,61,65,281	1,25,75,829
Stockholders’ equity
Common Stock	1,30,86,310	1,58,827	-	-	1,30,86,310	1,58,827
Reserve and Surplus	14,98,30,955	18,18,482	-12,94,148	-15,707	14,85,36,807	18,02,776
Total liabilities and stockholders’ equity	1,18,94,78,418	1,44,36,574	83,09,981	1,00,857	1,19,77,88,399	1,45,37,431

*Financial statements have been translated from Indian Rupees (INR) to United States Dollar (USD) using closing rate of 1USD = INR 82.393 for Financial Positions. Increase (Decrease) in financial position is occurring due to creation of rent equalization reserve which has been translated at average rate.

** Other long term assets include Right of Use (ROU) assets and other long term liabilities include lease liability created for the lease term as per ASC 842.

For B M CHATRATH & CO LLP

CHARTERED ACCOUNTANTS

Firm Registration No. 301011E/E300025

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